THE VERMONT TEDDY BEAR CO., INC.

                  NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS
                                      AND
                                PROXY STATEMENT

                        THE VERMONT TEDDY BEAR CO., INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

	The Annual Meeting of the Stockholders of The Vermont Teddy Bear Co., Inc. will be held at 10:00 a.m. EST on November 22, 1996, at the Company's retail/manufacturing facility, 2236 Shelburne Road, Route Seven, Shelburne, Vermont, for the following purposes:

	1. To elect six (6) individuals to the Company's Board of Directors for the ensuing year.

	2. To ratify the selection of Arthur Andersen, L.L.P., as the Company's independent public accountants for the 1997 fiscal year.

	3. To approve Amendment No. 2 to The Vermont Teddy Bear Co., Inc. 1993 Incentive Stock Option Plan, authorizing an increase in the number of shares for which options to purchase the Company's Common Stock may be issued from 1,000,000 shares to 2,000,000 shares.

	4. To approve Amendment No. 3 to The Vermont Teddy Bear Co., Inc. 1993 Incentive Stock Option Plan, authorizing the grant of non-qualified stock options with an exercise price less than the fair market value per share of the Company's Common
Stock on the date of the grant.

	5. To approve an amendment of the Company's Bylaws, authorizing compensation of the Company's directors upon prior approval of the Company's Stockholders.

	6. To approve the adoption of the Company's Non-employee Directors Stock Option Plan.

	7. To approve the grant of an option to David W. Garrett to purchase 30,000 shares of the Company's Common Stock at an exercise price equal to fair market value of the Company's
Common Stock as of the date of the Annual Meeting.

	8. To approve the grant of an option to Joan H. Martin to purchase 30,000 shares of the Company's Common Stock at an exercise price equal to fair market value of the Company's Common
Stock as of the date of the Annual Meeting.

	9. To transact such other business that may properly come before the meeting or adjournment thereof.

					BY ORDER OF THE BOARD OF DIRECTORS


					Spencer C. Putnam, Secretary
					Shelburne, Vermont
					October 7, 1996

                        THE VERMONT TEDDY BEAR CO., INC.
                             2236 Shelburne Road
                                P.O. Box 965
                             Shelburne, Vermont 05482

                                 October 7, 1996
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 22, 1996

	This proxy statement is furnished to the stockholders of The Vermont Teddy Bear Co., Inc. (the "Company"), a New York corporation, in connection with the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on Friday, November 22, 1996, at the Company's retail/manufacturing facility located at 2236 Shelburne Road, Route Seven, Shelburne, Vermont.

	The enclosed proxy card is furnished by the Company. This proxy is being solicited by the Company's Board of Directors for use at the Annual Meeting or at any adjournment thereof. A proxy duly executed and returned by a stockholder will be voted as directed by the proxy, and, if no choice is specified, the proxy will be voted in accordance with the recommendations of the Board of Directors contained herein. As to other matters, if any, to be voted upon, the persons named in the proxy will take such action as the Board of Directors may deem advisable.

	All expenses of soliciting proxies are being borne by the Company. It is expected that solicitations will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone or other communication methods and arrange for nominees, custodians and fiduciaries to forward proxies and proxy material to their principals at the Company's expense.

	A proxy may be revoked at any time before it is exercised by notifying the Company's Secretary in writing at the address set forth above or by attending the Annual Meeting and voting the shares covered by the proxy in person.

	It is expected that this Proxy Statement will be mailed on or about October 17, 1996, to stockholders of record on October 14, 1996.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

	The Board of Directors has fixed the close of business on October 14, 1996, as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting. Each share of the Company's Common Stock outstanding on the record date is entitled to one vote.


	As of the close of business on September 18, 1996, there were 5,160,750 shares of the Company's Common Stock outstanding and entitled to vote, of which 2,780,625 shares, or approximately 53.9% were owned beneficially by the current directors and officers of the Company as a group.(1)

	The following table presents information about those persons known by the Company to own beneficially, as of September 18, 1996, more than five percent of the shares of the Company's Common Stock outstanding, as well as the directors and executive officers of the Company:

	Name and Address                          Number of         Percent of
	of Beneficial Owner                       Shares Owned      Shares
	                                                            Outstanding
	-------------------                       ------------      ------------
	R. Patrick Burns.................            32,950(2)          0.6
		c/o The Vermont Teddy Bear Co., Inc.
		2236 Shelburne Road
		P.O. Box 965
		Shelburne, VT 05482

	David W. Garrett.................           198,000(3)          3.8
		c/o The Garrett Hotel Group
		166 Battery Street
		Burlington, VT 05401

	Fred Marks.......................           600,500(4)         11.6
		c/o The Vermont Teddy Bear Co., Inc.
		2236 Shelburne Road
		P.O. Box 965
		Shelburne, VT  05482

	Joan H. Martin...................         1,840,975(5)         35.7
		34 Woodbury Hill
		Woodbury, CT  06798

	Margaret H. Martin...............           300,000             5.8
		500 Lovell Avenue
		Mill Valley, CA  94941

	Spencer C. Putnam................           105,500(6)          2.0
		c/o The Vermont Teddy Bear Co., Inc.
		2236 Shelburne Road
		P.O. Box 965
		Shelburne, VT 05482

	Elisabeth B. Robert.............              2,700(7)          0.1
		c/o The Vermont Teddy Bear Co., Inc.
		2236 Shelburne Road
		P.O. Box 965
		Shelburne, VT 05482

(1) These figures include a total of 517,445 shares held of record as a group by spouses and minor children of the Company's current directors and officers.
 These figures do not include any options granted under the Company's Incentive Stock Option Plan to all current directors and officers as a group to purchase 656,342 shares of the Company's Common Stock, of which 144,121 shares have vested as of September 18, 1996. These figures do not include a total of 59,800 shares held by Raymond C. Pecor, who served as the Company's Acting Chief Executive Officer from June 19, 1995 to July 31, 1995.

(2) This figure includes 9,450 shares held of record by Mr. Burns' wife, as to which beneficial ownership is disclaimed. This figure does not include options granted under the Company's Incentive Stock Option Plan to Mr. Burns to purchase 450,000 shares of the Company's Common Stock, of which 112,500 shares have vested as of September 18, 1996.

(3) This figure includes 11,000 shares held of record by Mr. Garrett's children. This figure also includes 30,000 shares held of record by Mr. Garrett's wife, as to which beneficial ownership is disclaimed.

(4) This figure includes 500 shares held of record by Mr. Marks' wife, as to which beneficial ownership is disclaimed. This figure does not include options granted under the Company's Incentive Stock Option Plan to Mr. Marks to purchase 3,000 shares of the Company's Common Stock, of which 1,500 shares have vested as of September 18, 1996.

(5) This figure includes 1,120,000 shares held of record by the Joan Hixon Martin Trust. This figure also includes 720,975 shares acquired on the foreclosure of a stock pledge securing an $800,000 loan by Ms. Martin to Mr. John N. Sortino. This figure does not include 152,995 shares of the Company's Common Stock held of record by Ms. Martin's son, Franc Sloan, and 300,000 shares of the Company's Common Stock held of record by Ms. Martin's daughter, Margaret H. Martin. Ms. Martin disclaims beneficial ownership of shares owned by Mr. Franc Sloan and Ms. Margaret H. Martin.

(6) This figure includes 10,000 shares held of record by Mr. Putnam's children. This figure also includes 2,500 shares held of record by Mr. Putnam's wife, as to which beneficial ownership is disclaimed. This figure does not include options granted under the Company's Incentive Stock Option Plan to Mr. Putnam to purchase 47,832 shares of the Company's Common Stock, of which 8,916 shares have vested as of September 18, 1996.

(7) This figure includes 1,000 shares held of record by Ms. Robert's minor children. This figure does not include options granted under the Company's Incentive Stock Option Plan to Ms. Robert to purchase 155,510 shares of the Company's Common Stock, of which 21,505 shares have vested as of September 18, 1996.



	As of June 30, 1996, the Directors and Executive Officers of the Company were as follows:

Name                     Age  Office
-------------------      ---  ------------------------------------------------
R. Patrick Burns         52   Director, President, and Chief Executive Officer
David W. Garrett         53   Director
Joan H. Martin           72   Director
Fred Marks               68   Director, Chairman of the Board
James Mitarotonda        42   Director
Spencer C. Putnam        50   Director, Vice President, Secretary and Chief
                              Operating Officer
Elisabeth B. Robert      41   Director, Senior Vice President, Treasurer, and
                              Chief Financial Officer

	Subsequent to June 30, 1996, Mr. Mitarotonda resigned from the Board of Directors, effective July 3, 1996.

	All of the Company's directors hold office until the 1996 Annual Meeting of Stockholders and until their successors are elected and qualified. The
Board of Directors has an Audit Committee, on which Mr. Burns, Mr. Garrett and Ms. Martin serve; an Executive Committee, on which Mr. Burns, Mr. Marks, and
Mr. Putnam serve; and an Option Committee, on which Mr. Garrett and Ms. Martin serve. The Chief Operating Officer of the Company, Mr. Putnam, serves under an agreement with the Company, dated November 1, 1993, providing for continuous employment through November 1, 1996. The Chief Executive Officer, Mr. Burns, serves under an agreement with the Company dated June 30, 1996, providing for continuous employment through June 30, 2000. The Chief
Financial Officer, Ms. Robert, serves under an agreement with the Company, dated July 1, 1996, providing for continuous employment through June 30, 2001.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

	The Board of Directors held four meetings during the fiscal year ended June 30, 1996, and took all other action by unanimous consent in lieu of actual meetings. During the fiscal year ended June 30, 1996, no director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which such director is a member.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

	In accordance with its Bylaws, the Company has not paid any compensation to directors, as such, for their services, but reimburses outside directors up to $1,000 per meeting for their expenses of attendance. The Company has made proposals to amend its Bylaws to authorize the payment of compensation to its directors (see Item 5 of this Proxy Statement), and to adopt a stock option plan to compensate non-employee directors (see Item 6 of this Proxy
Statement.) If the Bylaws are amended as proposed, the Company intends to compensate the Chairman of the Board $5,000 per calendar quarter, beginning January 1, 1997.

	  None of the Company's executive officers received cash compensation exceeding $100,000 during the Company's fiscal year ended June 30, 1996. Pursuant to the Company's Bylaws, the salaries of the Company's executive officers are fixed from time to time by the Board of Directors.

	On June 19, 1995, Mr. Sortino resigned as the Chief Executive Officer and President of the Company. The Company entered into a separation agreement with Mr. Sortino on that date. Under this separation agreement, Mr. Sortino is entitled to receive: i) cash compensation of $100,000 in calendar year 1995 (including compensation paid to Mr. Sortino as Chief Executive Officer of the Company), $120,000 in calendar year 1996 and $150,000 in calendar year 1997;
ii) a bonus of $100,000; iii) the forgiveness of amounts due t Company totalling $193,000; and iv) health insurance benefits generally available to employees of the Company. The Company accrued and expensed the entire amount due Mr. Sortino under the agreement during the six month Transition Period ending June 30, 1995, and will not seek any services from him in the future.

	Ray Pecor, a former director of the Company, served as Acting Chief Executive Officer between June 19, 1995 and July 31, 1995, and received no compensation.

	On July 31, 1995, the Company and Mr. Burns signed an agreement providing for his employment as Chief Executive Officer of the Company for a term ending February 1, 1997. Under this employment agreement, Mr. Burns was entitled to receive: i) a base salary of $150,000 per year, commencing April 1, 1996; ii) reimbursement for necessary and reasonable expenses incurred by him in the performance of his duties as CEO; iii) an annual bonus for fiscal year 1996 of 10% of the amount by which the Company's operating profit exceeds $1,000,000 and an annual bonus for fiscal year 1997 of 10% of the amount by which the Company's operating profit exceeds $2,000,000; iv) options to purchase 450,000 shares of the Company's Common Stock at the purchase price of $3.875 per share, being equal to the market value at the date granted; v) any benefits generally available to the officers of the Company from time to time; and vi) a company car of Mr. Burns' choice. Mr. Burns voluntarily waived all cash compensation payable under this agreement in the fiscal year ending June 30, 1996.

	On July 31, 1995, the Company also entered into an agreement with Mr. Burns to extend to him a loan in an amount not to exceed $100,000. Under this agreement, the Company had made loans totalling $41,818 as of June 30, 1996. The agreement provided that the loan would mature on April 1, 1998, but provided for forgiveness of the loan if Mr. Burns remained employed by the Company until that date.

	On January 22, 1996, Mr. Burns' option agreement was cancelled and a new option agreement was entered into by which the Company granted an option to purchase 450,000 shares of the Company's Common Stock at an exercise price of $3.06 per share, vesting at 25 percent per annum beginning on that date.

	As of June 30, 1996, Mr. Burns signed a new agreement with the Company providing for his continued employment as the Chief Executive Officer for a term of four years ending June 30, 2000. Under this new agreement, Mr. Burns is entitled to receive: i) a base salary of $187,500 per year, commencing July 1, 1996; ii) reimbursement for necessary and reasonable expenses incurred by him in the performance of his duties as Chief Executive Officer; iii) an annual cash bonus for fiscal year 1997 of 10% of the amount by which the Company's operating profit exceeds $500,000, plus a non-qualified option to purchase 15,000 shares of the Company's Common Stock, at an exercise price of $0.01 per share, and an annual bonus for fiscal years 1998, 1999, and 2000 of 10% of the amount by which the Company's operating profit exceeds $1,000,000, $1,500,000 and $2,000,000, respectively; iv) options to purchase an additional 450,000 shares of the Company's Common Stock at the purchase price of $2.875 per share, being equal to the market value on the date of grant, vesting at 25 percent per annum beginning July 1, 1997; v) any benefits generally available to the officers of the Company from time to time, including, without limitation, life insurance and medical benefits; and vi) a company car of Mr. Burns' choice. The agreement prohibits Mr. Burns from directly or indirectly competing with the business of the Company during the course of his employment and for a period of eighteen months thereafter. The grant of additional options to Mr. Burns is subject to shareholder approval of an amendment to the Plan authorizing an increase in the number of shares available for issuance under the plan. (See Item 3 of this Proxy Statement.)

	In addition, as of June 30, 1996, Mr. Burns signed an amendment to his loan agreement with the Company, which increased the available loan amount to $116,818 and revised the forgiveness schedule such that all outstanding amounts and related interest charges will be forgiven on July 29, 2000, provided that he has continuously remained employed by the Company until that date. As of September 20, 1996, the Company had advanced $116,818 to Mr. Burns.

	As of July 1, 1996, the Company and Ms. Robert signed an agreement providing for her continued employment as the Senior Vice President, Treasurer, and Chief Financial Officer of the Company for a term of five years ending June 30, 2001. Under this agreement, Ms. Robert is entitled to receive: i) a base salary of $100,000, $110,000 and $120,000 per year in fiscal years 1997, 1998, and 1999, respectively; ii) reimbursement for necessary and reasonable expenses incurred by her in the performance of her duties as Chief Financial Officer; iii) an annual cash bonus for fiscal year 1997 of 3% of the amount by which the Company's operating profit exceeds $500,000, plus a non-qualified option to purchase 5,000 shares of the Company's Common Stock, at an exercise price of $0.01 per share, and an annual cash bonus for fiscal years 1998, 1999, 2000, and 2001 of 3% of the amount by which the Company's operating profit exceeds $1,333,000, $2,167,000, $2,000,000, and $2,500,000, respectively; iv) options to purchase an additional 225,000 shares of the Company's Common Stock at a price of $2.875 per share, being equal to the market value on the dates of grant, vesting at 25 percent per annum beginning July 1, 1997; v) any benefits generally available to the officers of the Company from time to time, including, without limitation, life insurance and medical benefits; and vi) a company car of Mr. Robert's choice. The agreement prohibits Ms. Robert from directly or indirectly competing with the business of the Company during the course of her employment and for a period of eighteen months thereafter. The grant of additional options to Ms. Robert is subject to shareholder approval of an amendment to the Plan authorizing an increase in the number of shares available for issuance under the plan. (See Item 3 of this Proxy Statement.)

STOCK OPTIONS

	The following table sets forth the options granted to Mr. Pecor and Mr. Burns during the fiscal year ended June 30, 1996:

OPTION/SAR GRANTS

                                     Percent of
                        Underlying   Total to all      Exercise    Expiration
Name                    Shares       Employees         Price       Date
--------------------    ----------   ------------      --------    ----------
Ray Pecor,                       0         0.0            n/a          n/a
  Acting Chief
  Executive Officer

R. Patrick Burns,          450,000        34.0           $3.06      1/22/2006
  Chief Executive
  Officer

INTERESTS IN CERTAIN TRANSACTIONS

	In June 1987, the Company entered into a Securities Purchase Agreement for the private placement of $400,000 of Common Stock and up to $800,000 of debentures to Ms. Martin. Ms. Martin and her two children, Franc Sloan and Margaret H. Martin, presently own in the aggregate 44.35 percent of the issued and outstanding shares of the Company's Common Stock. An aggregate of $720,000 principal amount of debentures was issued to Ms. Martin under the Securities Purchase Agreement in installments between June 1987 and June 1990.
 In May 1993, the entire principal amount of such debentures was converted into 72 shares of the Company's Series A Preferred Stock, and in August 1993, $180,000 of accrued interest was converted into 18 shares of Series A Preferred Stock. The balance of the accrued interest on the debentures was converted into a promissory note in the principal amount of $69,167, which, together with all accrued interest thereon, was paid in full out of the proceeds from the November 1993 initial public offering of the Company's Common Stock. By an agreement dated April 12, 1996, Ms. Martin waived her right to receive $126,000 of accumulated preferred stock dividends in exchange for a five-year warrant to purchase 43,826 shares of Common Stock at an exercise price of $2.875 per share.


DELINQUENT FILINGS

	Under federal securities laws, the Company's directors, certain of its officers and any persons holding more than 10% of the Company's Common Stock are required to report their ownership thereof and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and the Company is required to report in this proxy statement any failure to file by these dates during the fiscal year ended June 30, 1996. All of these filing requirements were satisfied by the Company's directors and officers and, to the knowledge of the Company, its 10% shareholders, except as follows: 1) James Mitarotonda was required to file a Form 4 on September 10, 1995, with respect to the purchase of 1,700 shares of the Company's Common Stock on August 7, 1995, which was reported on a Form 4 on October 24, 1995; 2) John N. Sortino was required to file a Form 4 on October 10, 1995, with respect to the sale of 2,000 shares of the Company's Common Stock on September 29, 1995, which was reported on a Form 4 on April 6, 1996; 3) John N. Sortino was required to file a Form 4 on November 10, 1995, with respect to the following: (a) sale of 2,000 shares of the Company's Common Stock on October 5, 1995; (b) sale of 3,000 shares of the Company's Common Stock on October 6, 1995; (c) sale of 2,000 shares of the Company's Common Stock on October 11, 1995; (d) sale of 4,000 shares of the Company's Common Stock on October 16, 1995; (e) sale of 2,000 shares of the Company's Common Stock on October 18, 1995; (f) sale of 4,000 shares of the Company's Common Stock on October 19, 1995; (g) sale of 2,000 shares of the Company's Common Stock on October 24, 1995; (h) sale of 2,000 shares of the Company's Common Stock on October 26, 1995; (i) sale of 4,000 shares of the Company's Common Stock on October 30, 1995; and (j) sale of 2,000 shares of the Company's Common Stock on October 31, 1995, all of which were reported on a Form 4 on April 6, 1996; 4) John N. Sortino was required to file a Form 4 on December 10, 1995, with respect to the following: (a) sale of 2,000 shares of the Company's Common Stock on November 3, 1995; (b) sale of 2,000 shares of the Company's Common Stock on November 8, 1995; (c) sale of 3,700 shares of the Company's Common Stock on November 10, 1995; (d) sale of 2,000 shares of the Company's Common Stock on November 21, 1995; and (e) sale of 12,300 shares of the Company's Common Stock on November 27, 1995, all of which were reported on a Form 4 on April 6, 1996; 5) John N. Sortino was required to file a Form 4 on January 10, 1996, with respect to the sale of 2,000 shares of the Company's Common Stock on December 27, 1995, which was reported on a Form 4 on April 6, 1996; 6) John N. Sortino was required to file a Form 4 on March 10, 1996, with respect to the following: (a) sale of 13,000 shares of the Company's Common Stock on February 1, 1996; (b) sale of 3,000 shares of the Company's Common Stock on February 7, 1996; (c) sale of 2,000 shares of the Company's Common Stock on February 8, 1996; and (d) sale of 3,700 shares of the Company's Common Stock on February 11, 1996; 7) Patrick Burns was required to file a Form 4 on April 10, 1996, with respect to the purchase of 4,500 shares of the Company's Common Stock on March 29, 1996, which was reported on a Form 4 on May 7, 1996; and 8) David Garrett was required to file a Form 4 on June 10, 1996, with respect to the sale of 8,000 shares of the Company's Common Stock on May 10, 1996 and the sale of 4,000 shares of the Company's Common Stock on May 22, 1996, which were reported on a Form 4 on July 16, 1996.

ITEM 1.  PROPOSAL TO ELECT DIRECTORS

	Pursuant to the Company's Bylaws, the Board of Directors is authorized to establish, from time to time, the number of directors, with a maximum of nine directors, and has established a Board of six Directors to be elected at the 1996 Annual Meeting for terms of one year each and until their successors are elected and qualified.

	It is the intention of the persons named in the accompanying form of proxy to vote for the nominees named below. In the event that, because of death or unforeseen disability, any of the nominees designated below is unavailable for election, the persons named in the accompanying form of proxy reserve the right to vote such proxy for such other person or persons as may be nominated by the Board of Directors to fill such vacancies so as to provide a full board.

	Election of directors requires a majority vote. The six nominees for directors are listed below with brief statements of their principal occupations and other pertinent information. As indicated below, all of the nominees are currently serving on the Company's Board of Directors. Also indicated below is the number of shares of the Company's Common Stock owned beneficially by each of the nominees as of September 18, 1996.

Director Nominees

	R. PATRICK BURNS joined the Company as its Chief Executive Officer in August 1995. He was appointed a director of the Company on August 30, 1995. Before joining the Company, Mr. Burns was the Chief Executive Officer of Disney Direct Marketing, a division of The Walt Disney Company. Prior to that position, Mr. Burns also served as Senior Vice-President and General Manager at J. Crew, Inc. and as Vice-President of Merchandising and Product Development at L.L. Bean, Inc. Shares owned: 32,950 (0.6%)

	DAVID W. GARRETT has been a director since 1987. He is a Vice President of First Albany Corporation, an investment banking and brokerage firm. Mr. Garrett is also President of The Black Willow Group, Ltd., a private company which owns and operates The Point, a luxury hotel in Saranac Lake, New York, and is President of The Garrett Hotel Group, a private hotel development and consulting firm. Shares owned: 198,000 (3.8%)

	FRED MARKS became a director of the Company in 1987 and became its Treasurer and Chairman of the Board in 1989. Mr. Marks presently serves as Chairman of the Board of two other privately held companies: Selectech, Ltd., a manufacturer of remote controls for computers and televisions; and Contaq Technologies, a manufacturer of ultra-sonic instruments. He devotes only a part of his time to the business of the Company. Shares owned: 600,500 (11.6%)

	JOAN H. MARTIN is a private investor, who has been a director of the Company since 1991. Ms. Martin has no business experience during the past six years apart from managing her own private investment portfolio. Shares owned:
1,840,975 (35.6%)

	SPENCER C. PUTNAM joined the Company as its Chief Operating Officer in June, 1987. He has been a director and Secretary of its Board since 1989. Before joining the Company, Mr. Putnam was the Director of the Cooperative Education Program at the University of Vermont from 1980 to 1987. Shares owned: 105,500 (2.0%)

	ELISABETH B. ROBERT joined the Company as its Chief Financial Officer in September 1995, and was appointed a director of the Company on January 22, 1996, and Treasurer of the Company on April 22, 1996. Before joining the Company, Ms. Robert was the Chief Financial Officer, Executive Vice-President, and Founding Partner of AirMouse Remote Controls, a manufacturing firm specializing in remote control devices. Prior to that position, Ms. Robert was an independent management consultant, as well as Director of Gas Supply for Vermont Gas Systems. Shares owned: 2,700 (0.1%)

Voting Information

	The Board of Directors recommends a vote FOR approval of the nominees named above to serve as directors of the Company for the ensuing year and until their successors are elected and qualified.


ITEM 2:  PROPOSAL TO SELECT INDEPENDENT PUBLIC ACCOUNTANTS

	During Fiscal Year 1996, Arthur Andersen, L.L.P. audited the Company's financial statements and also provided other professional services to the Company in connection with Securities and Exchange Commission filings. The report of Arthur Andersen, L.L.P. regarding the Company's financial statements for the year ending June 30, 1996, appears in the Company's 1996 Annual Report on Form 10-KSB. The report of KPMG Peat Marwick L.L.P. regarding the Company's financial statements for the six-month Transition Period ended June 30, 1995 and the Fiscal Year ended December 31, 1994 also appears in the Company's 1996 Annual Report on Form 10-KSB. In accordance with the recommendation of its Audit Committee, the Board of Directors has appointed Arthur Andersen L.L.P. as independent public accountants of the Company for the year ending June 30, 1997, subject to ratification by Stockholders at the Annual Meeting. Stockholder ratification of Arthur Andersen L.L.P. as independent public accountants of the Company requires a majority vote.

	A representative of Arthur Andersen L.L.P. is expected to be present at the Annual Meeting of Stockholders on November 22, 1996.

Voting Information

	The Board of Directors recommends a vote FOR approval of ratifying the selection of Arthur Andersen, LLP as independent public accountants for the fiscal year ending June 30, 1997.

ITEM 3.  AMENDMENT NO. 2 TO THE COMPANY'S 1993 INCENTIVE STOCK OPTION PLAN

	On August 16, 1993, the Company's stockholders and Board of Directors unanimously approved the Company's 1993 Incentive Stock Option Plan.
Amendment No. 1 to the Plan, approved by the Company's stockholders at a Special Meeting on November 28, 1995, increased the number of shares issuable under the Plan from 200,000 to 1,000,000. Amendment No. 2 to the Plan will further increase the number of shares issuable under the Plan from 1,000,000 to 2,000,000. The brief summary of the Plan which follows is qualified in its entirety by reference to the complete text.

General

	The purpose of the Plan is to provide employees with a proprietary interest in the Company through the granting of stock options.

	The Plan is administered by the Option Committee (the "Committee") of the Board of Directors (the "Board"). The Committee is composed of independent, outside directors. Under the Plan, the Committee may only grant options to full-time employees, including officers, of the Company or its subsidiaries. Currently, the Plan is administered by a Stock Option Committee comprised of Joan H. Martin and David W. Garrett.

	Currently, the number of options which may be issued under the Plan may not exceed 1,000,000 shares of the Common Stock of the Company, subject to adjustment to reflect any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. As of October 1, 1996, options for 902,406 shares have been granted under the plan. The amendment presently before the Shareholders, if approved, will increase the number of shares issuable under the Plan to an aggregate of 2,000,000, subject to adjustment to reflect any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. This represents approximately 38.8% of the outstanding shares of Common Stock of the Company on October 1, 1996. On October 1, 1996, the closing price of the Common Stock Shares as reported by NASDAQ was $2.625 per share. As of October 1, 1996, the market value of the additional 1,000,000 shares issuable under the Plan, if proposed Amendment No. 2 is approved by the Shareholders, was $2,625,000.

Stock Options

	Under the Plan, the Committee is authorized to grant both non-qualified stock options and incentive stock options to full-time employees of the Company only, including officers of the Company ("Employees"). Any incentive stock options offered by the Committee shall have designated prices which are not less than 100% of the fair market value of the Common Stock on the date the option is granted, however, should the proposed Item 4 described in this proxy be approved at the Annual Meeting, the Committee may grant non-qualified stock options at an exercise price less than 100% of the fair market value of the Common Stock on the date the option is granted. The Committee will determine the provisions and terms of any stock option grant. No option may terminate later than ten years from the date the option is granted. The Committee may provide for termination of the option in the case of termination of employment with the Company or any other reason.

Non-transferability of Options

	No stock option can be transferred except by will or by the laws of descent and distribution.

Termination and Amendment of the Plan

	The Plan terminates on August 16, 2003, however, the Plan may be terminated earlier by decision of the Board. The Board may amend the Plan; however, any amendment that would (1) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of securities that may be issued under the Plan, or (iii) materially modify the requirements of eligibility for participation in the Plan must be approved by the shareholders of the Company.

Federal Income Tax Consequences

	No federal income tax consequences will result to the Company or an employee for the exercise of an incentive stock option by an employee while the employee is still employed by the Company or within three months of the date the employee ceases to be employed by the Company.

	When shares are disposed of within two years from the date the incentive stock option was granted to the employee or within one year from the date the shares were transferred to the employee on exercise of the incentive stock option ("Disqualifying Disposition"), the employee will recognize ordinary income at the time of disposition in an amount equal to the excess, if any of
(A) the lower of (i) the amount realized on the disposition and (ii) the fair market value of the shares on the date that the incentive stock option was exercised, over (B) the amount paid for the shares on the exercise of the incentive stock option. Upon a Disqualifying Disposition, the Company will be entitled to a deduction at the same time and in the same amount as the ordinary income recognized by the employee on the disposition of the shares, but only if the Company attempts to withhold federal income tax with respect to this amount.

	When shares are disposed of after two years from the date the incentive stock option was granted or after one year from the date the incentive stock option was exercised ("Qualifying Disposition"), the employee must recognize long-term capital gain or loss on the disposition in an amount equal to the difference between the amount realized on the disposition and the amount paid for the shares on exercise of the incentive stock option. The Company will not be entitled to any deduction upon a Qualifying Disposition.

	No federal income tax consequences will result to the Company or the optionee on the grant of a non-qualified option. An optionee must recognize ordinary income when he exercises a non-qualified option in an amount equal to the excess of fair market value of shares transferred to an employee on exercise of the option over the amount paid for the shares on the exercise (the "Spread"). The Company will be entitled to a deduction at the same time as the optionee includes the Spread in income, but only if the Company attempts to withhold federal income tax with respect to such an amount.

	An optionee's holding period for the shares received on exercise of a non-qualified option will commence on the date the option is exercised, and the basis in the shares will equal the option price plus the amount included in income on exercise of the option.

New Plan Benefits

	The following table represents benefits available under an amended Plan.


NEW PLAN BENEFITS TABLE
Name and Position                         Dollar Value        Number of Units
--------------------------------------    -----------------   ---------------
R. Patrick Burns, CEO and President       Not Applicable(8)   450,000 shares

Elisabeth B. Robert, CFO and Treasurer    Not Applicable(9)   150,000 shares

(8) Although the options granted to Mr. Burns will be considered granted as of July 31, 1995, if approved by the Company's shareholders, their dollar value is not yet determinable and will not be determinable until the options have vested and Mr. Burns has exercised them.

	With respect to the additional 275,000 shares for which shareholder approval is sought, the Company's Stock Option Committee has not yet determined to whom options to purchase these additional shares will be granted.
(9) Although the options granted to Ms. Robert will be considered granted as of October 4, 1995, if approved by the Company's shareholders, their dollar value is not yet determinable and will not be determinable until the options have vested and Ms. Robert has exercised them.

	With respect to the additional 275,000 shares for which shareholder approval is sought, the Company's Stock Option Committee has not yet determined to whom options to purchase these additional shares will be granted.

	With respect to the additional shares which would be available for issuance under the Plan as amended for which shareholder approval is sought, the Company's Stock Option Committee has not yet determined to whom options to purchase these additional shares will be granted.

The Proposed Amendment

	Amendment No. 2 to the Plan, which is attached hereto as Exhibit A, increases the number of shares issuable under the Plan from 1,000,000 to 2,000,000, subject to adjustment to reflect any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company.

	Approval of Amendment No. 2 is necessary in order to grant Mr. Burns the option to purchase 450,000 shares of the Company's Common Stock and Ms. Robert the option to purchase 150,000 shares of the Company's Common Stock in accordance with their employment agreements with the Company, dated June 30, 1996 and July 1, 1996, respectively.

Voting Information

	The Board of Directors recommends a vote FOR approval of Amendment No. 2 to the Plan to increase the number of shares issuable under the Plan from 1,000,000 to 2,000,000. The affirmative vote of a majority of the voting power of the Common Stock entitled to vote at the Annual Meeting of Stockholders is required for approval of Amendment No. 2 to the Plan. Your appointed proxies will vote your shares FOR approval unless you instruct otherwise in the proxy.

	Abstentions and broker non-votes will have the same effect as votes against the amendment.

ITEM 4.  AMENDMENT NO. 3 TO THE COMPANY'S 1993 INCENTIVE STOCK OPTION PLAN

	Amendment No. 3 to the Company's 1993 Incentive Stock Option Plan will enable the Option Committee to grant non-qualified stock options to persons eligible to participate in the Plan at an exercise price less than the fair market value of the Company's Common Stock on the date of grant. Approval of Amendment No. 3 would enable the Company to provide its officers and employees with greater compensation, through the granting of non-qualified stock options. The brief summary of the Plan set forth above in Item 3 is qualified in its entirety by reference to the complete text.

The Proposed Amendment

	Amendment No. 3 to the Plan, which is attached hereto as Exhibit B, authorizes the Option Committee to grant non-qualified stock options to persons eligible to participate in the Plan at an exercise price less than the fair market value of the Common Stock on the date of grant.

	Approval of Amendment No. 3 is necessary in order to grant Mr. Burns the non-qualified stock option to purchase 15,000 shares of the Company's Common Stock at an exercise price of $.01 and Ms. Robert the option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $.01 in accordance with their employment agreements with the Company, dated June 30, 1996 and July 1, 1996, respectively.

Voting Information

	The Board of Directors recommends a vote FOR approval of Amendment No. 3 to the Plan to authorize the Option Committee to grant options at an exercise price less than the fair market value of the Common Stock on the date of grant. The affirmative vote of a majority of the voting power of the Common Stock entitled to vote at the Annual Meeting of Stockholders is required for approval of Amendment No. 3 to the Plan. Your appointed proxies will vote your shares FOR approval unless you instruct otherwise in the proxy.

	Abstentions and broker non-votes will have the same effect as votes against the amendment.


ITEM 5.  PROPOSAL TO AMEND THE COMPANY'S BYLAWS

	The Company's Bylaws currently contains a prohibition against the Company paying compensation to members of the Company's Board of Directors, other than reimbursement for expenses incurred in connection with actual attendance at regular or special meetings of the Board. In order to provide an incentive to attract qualified directors and to retain the Company's current directors, the Company's Board of Directors has recommended an amendment to the Bylaws, authorizing the Company to compensate members of its Board of Directors. This amendment to the Company's Bylaws, if approved by the stockholders, will allow the Company to pay cash, equity or other compensation to members of its Board of Directors, as approved by the Shareholders, and to provide reimbursement for expense incurred in connection with actual attendance at meetings of the Board of Directors or any committees thereof.

The Proposed Amendment

	This amendment to the Company's Bylaws, which is attached hereto as Exhibit C will allow the Company to pay compensation, in addition to reimbursing members of the Board of Directors for expenses incurred in connection with actual attendance at meetings of the Company's Board of Directors or committees thereof.

Voting Information

	The Board of Directors recommends a vote FOR approval of the amendment to the Company's bylaws. The affirmative vote of the holders of the majority of the voting power of the Common Stock entitled to vote at the annual meeting of stockholders is required for approval of the amendment to the Bylaws. Your appointed proxies will vote your shares FOR approval unless you instruct otherwise.

	Abstention and broker non-votes will have the same effect as votes against the amendment.

ITEM 6.  PROPOSAL TO APPROVE THE COMPANY'S NON-EMPLOYEE DIRECTOR STOCK OPTION
PLAN

	The Company's Board of Directors has adopted and submitted to the Company's Stockholders for approval the Non-Employee Directors Stock Option Plan. The stated purpose of the Non-Employee Directors Stock Option Plan is to further align the interests of the Company's outside directors with that of the shareholders and to provide equity compensation for the Company's outside directors as an incentive to attract and retain qualified outside directors. The complete text of the Plan is set forth as Exhibit D to this Proxy Statement. A brief summary of the Plan that follows is qualified in its entirety by reference to the complete text.

General

	The purpose of the Plan is to further align the non-employee directors' interests with those of the shareholders, to provide an additional inducement for such directors to remain with the Company, and to provide a means by which the Company may attract qualified persons to serve as directors of the Company.
	The Plan is administered by a committee consisting of at least two of the Company's directors who are not eligible to participate in the Plan. Only those members of the Company's Board of Directors who are not officers or employees of the Company are eligible to participate in the Plan.

	As proposed, options may be issued under the Plan to purchase not more than 400,000 shares of the Common Stock of the Company, subject to adjustments to reflect any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. Pursuant to the Plan, each participating director will receive an option to purchase 2,000 shares of the Common Stock of the Company as an annual retainer, such option to be granted on the third day after the Company's Annual Meeting of Stockholders. Additionally, the Chairman of the Board of Directors, if he or she is eligible to participate in the Plan, shall also be entitled to receive an additional annual retainer in the form of four stock options to purchase 2,000 shares of the Company's Common Stock each, to be granted on the third business day following each regular quarterly meeting of the Company's Board of Directors.


	In addition to the annual retainer options, each participating director shall receive an option to purchase 1,500 shares of the Common Stock of the Company for actual attendance at each regular or special meeting of the Board of Directors and an option to purchase 1,000 shares of Common Stock of the Company for actual attendance at a meeting of a committee of the Board of Directors. Each such option shall be granted automatically on the third day following such meeting. All of the annual retainer and meeting options shall have an exercise price equal to the fair market value of the Common Stock on the date of grant, shall vest immediately and shall be exercisable for a period of ten years.

	Under the plan, the full Board of Directors may also grant stock options to a Plan participant providing consulting or similar services to the Company.
 Such consulting options shall be approved by a majority of the other members of the full Board of Directors. The numbers of shares that may be purchased under each such option shall be equal to the value of the services provided, as determined by a majority of the other members of the full Board of Directors, divided by the fair market value of a share of the Company's Common Stock as of the date of grant.

Stock Options

	Under the plan, all options granted will be non-qualified stock options. Each option shall be exercisable at a price equal to the fair market value of a share of the Company's Common Stock as of the date of grant. All of the options shall vest immediately and terminate ten years from the date of grant.
 Upon removal of a participating Director from the Board of Directors for cause, all such Director's options previously granted shall terminate within one month after the date of removal or upon the expiration date of such stock option, whichever is earlier.

Effective Date and Amendment of the Plan

	If approved by the stockholders, the Plan shall become effective as of the date of the Company's 1996 Annual Meeting. The Plan may be amended or terminated by the Board without the approval of the stockholders of the Company, except that any amendment that would materially increase benefits accruing to participants in the Plan, materially increase the number of securities that may be issued under the Plan or materially modify the requirements of eligibility of participation in the Plan must be approved by the stockholders of the Company.

Federal Income Tax Consequences

	No federal income tax consequences will result to the Company or the optionee on the grant of a non-qualified stock option. An optionee must recognize ordinary income when he or she exercises a non-qualified stock option in an amount equal to the excess of fair market value of shares transferred to the optionee on exercise of the option over the amount paid for the shares on the exercise (the "Spread"). The Company will be entitled to a deduction at the same time as the optionee includes the Spread in income, but only if the Company attempts to withhold federal income tax with respect to such an amount.

	An optionee will also be taxed on any gain resulting from the subsequent disposition of shares acquired pursuant to a non-qualified stock option. The character of the gain will depend upon the length of the optionee's holding period for the shares received, which will commence on the date the option is exercised. The optionee's basis in the shares will equal the option price plus the amount included in income on exercise of the option.

Approval of the Plan

	Approval of the Plan, which is attached hereto as Exhibit D, will enact the Plan effective as of the date of the 1996 Annual Meeting. Non-employee directors shall automatically receive stock options under the Plan in accordance with its terms commencing on the third day after the 1996 Annual Meeting of Stockholders.

Voting Information

	The Board of Directors recommends a vote FOR approval of the plan. The affirmative vote of the holders of the majority of the voting power of the Common Stock entitled to vote at the annual meeting of stockholders is required for approval of the plan. Your appointed proxies will vote your shares FOR approval unless you instruct otherwise in the proxy.

	Abstention and broker non-votes will have the same effect as votes against the amendment.

ITEM 7. APPROVAL OF THE GRANT OF A NON-QUALIFIED STOCK OPTION TO PURCHASE 30,000 SHARES OF THE COMPANY'S COMMON STOCK TO MR. DAVID W. GARRETT

	At a Special Meeting of the Board of Directors held on September 26, 1996, the Board recommended that the Company grant a non-qualified stock option to purchase 30,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant to Mr. David W. Garrett, an outside director of the Company since 1987. The Company's Board of Directors has recommended approval of the stock option in recognition of Mr. Garrett's dedication and service to the Company's Board of Directors over the last six years, without compensation.

	Pursuant to New York corporation law, approval of the stockholders is necessary prior to the granting of stock options to directors. If approved, the stock option would be for the purchase of 30,000 shares of the Company's Common Stock, at an exercise price equal to the fair market value of the Company's Common Stock as of the date of grant, and exercisable for a period of ten years.

	The stock option would be a non-qualified stock option, and as such, there would be no federal income tax consequences to the Company or the optionee upon the grant of the non-qualified stock option. The optionee will be required to recognize ordinary income when he or she exercises the non-qualified stock option in an amount equal to the excess of the fair market value of shares transferred to the optionee on exercise of the option over the amount paid for the shares on the exercise (the "Spread"). The Company will be entitled to a deduction at the same time as the optionee includes the Spread in income, but only if the Company attempts to withhold federal income tax with respect to such an amount.

	The optionee will also be taxed on any gain resulting from the subsequent disposition of shares acquired pursuant to the non-qualified stock option. The character of the gain will depend upon the length of the optionee's holding period for the shares received, which will commence on the date the option is exercised. The optionee's basis in the shares will equal the option price plus the amount included in the income on exercise of the option.

	The shares transferred to the optionee upon exercise of the option shall be "restricted securities" as that term is defined in Rule 144, promulgated under the Securities Act of 1933, as amended. As restricted securities, the shares transferred to the optionee must be held by the optionee for at least two years prior to disposition. Additionally, if the optionee is still an affiliate of the Company either at the time of disposition or within three months of the disposition, the optionee will be limited as to the number of restricted securities that he or she may resell in any three month period.

Voting Information

	The Board of Directors recommends a vote FOR approval of the non-qualified stock option to Mr. Garrett. The affirmative vote of the holders of the majority of the voting power of the Common Stock entitled to vote at the annual meeting of stockholders is required for approval of the grant of non-qualified stock options to Mr. Garrett. Your appointed proxies will vote your shares FOR approval unless you instruct otherwise in the proxy.

	Abstention and broker non-votes will have the same effect as votes against the non-qualified stock option.

ITEM 8. APPROVAL OF THE GRANT OF A NON-QUALIFIED STOCK OPTION TO PURCHASE 30,000 SHARES OF THECOMPANY'S COMMON STOCK TO MS. JOAN H. MARTIN

	At a Special Meeting of the Board of Directors held on September 26, 1996, the Board recommended that the Company grant a non-qualified stock option to purchase 30,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant to Ms. Joan H. Martin, an outside director of the Company since 1991.
 The Company's Board of Directors has recommended approval of the stock option in recognition of Ms. Martin's dedication and service to the Company's Board of Directors over the last five years, without compensation.

	Pursuant to New York corporation law, approval of the stockholders is necessary prior to the granting of stock options to directors. If approved, the stock option would be for the purchase of 30,000 shares of the Company's Common Stock, at an exercise price equal to the fair market value of the Company's Common Stock as of the date of grant, and exercisable for a period of ten years.

	The stock option would be a non-qualified stock option, and as such, there would be no federal income tax consequences to the Company or the optionee upon the grant of the non-qualified stock option. The optionee will be required to recognize ordinary income when he or she exercises the non-qualified stock option in an amount equal to the excess of the fair market value of shares transferred to the optionee on exercise of the option over the amount paid for the shares on the exercise (the "Spread"). The Company will be entitled to a deduction at the same time as the optionee includes the Spread in income, but only if the Company attempts to withhold federal income tax with respect to such an amount.

	The optionee will also be taxed on any gain resulting from the subsequent disposition of shares acquired pursuant to the non-qualified stock option. The character of the gain will depend upon the length of the optionee's holding period for the shares received, which will commence on the date the option is exercised. The optionee's basis in the shares will equal the option price plus the amount included in the income on exercise of the option.

	The shares transferred to the optionee upon exercise of the option shall be "restricted securities" as that term is defined in Rule 144, promulgated under the Securities Act of 1933, as amended. As restricted securities, the shares transferred to the optionee must be held by the optionee for at least two years prior to disposition. Additionally, if the optionee is still an affiliate of the Company either at the time of disposition or within three months of the disposition, the optionee will be limited as to the number of restricted securities that he or she may resell in any three month period.

Voting Information

	The Board of Directors recommends a vote FOR approval of the non-qualified stock option to Ms. Martin. The affirmative vote of the holders of the majority of the voting power of the Common Stock entitled to vote at the annual meeting of stockholders is required for approval of the grant of non-qualified stock options to Ms. Martin. Your appointed proxies will vote your shares FOR approval unless you instruct otherwise in the proxy.

	Abstention and broker non-votes will have the same effect as votes against the non-qualified stock option.

ITEM 9.  OTHER BUSINESS

	The Company's Board of Directors knows of no other matters which may come before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the proxies relating to such meeting will be voted with respect thereto in accordance with the best judgment of the Board.

	Any stockholder proposal intended for presentation at the 1997 Annual Meeting of Stockholders must be received by the Secretary of the Company at its principal offices in Shelburne, Vermont, by June 1, 1997, for inclusion in the Company's Proxy Statement and form of proxy relating to the 1996 Annual Meeting.


October 7, 1996			The Vermont Teddy Bear Co., Inc.

EXHIBIT A

THE VERMONT TEDDY BEAR CO., INC.
AMENDMENT NO. 2 to the 1993 INCENTIVE STOCK OPTION PLAN

	Paragraph Five of The Vermont Teddy Bear Co., Inc. 1993 Incentive Stock Option Plan (the "Plan") is hereby deleted and replaced with the following:


	5. SHARES SUBJECT TO PLAN. The Board may not grant options under the Plan for more than 2,000,000 shares of Common Stock of the Company, but this number may be adjusted to reflect, if deemed appropriate by the Board, any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-offered under the Plan.


	With exception of the foregoing, the Plan remains in full force and effect.

EXHIBIT B

THE VERMONT TEDDY BEAR CO., INC.
AMENDMENT NO. 3 to the 1993 INCENTIVE STOCK OPTION PLAN


	Paragraph Nine of the Plan is hereby deleted and replaced with the following:


	9. OPTION PRICE. The option price shall be determined by the Board on the date of grant. The Board shall set forth the option price determination in its minutes, using any reasonable valuation method. The Board may grant non-qualified stock options at an exercise price less than the fair market value of the Common Stock on the date of grant.


	With exception of the foregoing, the Plan remains in full force and effect.

EXHIBIT C

THE VERMONT TEDDY BEAR CO., INC.
AMENDMENT to the BYLAWS

	Paragraph Fourteen of Article III of The Vermont Teddy Bear Co., Inc.'s Bylaws is hereby deleted and replaced with the following:


	14. COMPENSATION.
	Directors shall be entitled to compensation for their services, as approved by the Company's Shareholders, including, but not limited to, a fixed sum and expenses for actual attendance at each regular or special meeting of the Board or any committee meeting thereof. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.


	With exception of the foregoing, the Company's Articles of Incorporation remain in full force and effect.

EXHIBIT D


THE VERMONT TEDDY BEAR CO., INC.
1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


	The purposes of the 1996 Non-employee Directors' Stock Option Plan (the "Plan") are to further align the non-employee directors' interests with those of the shareholders, to provide an additional inducement for such directors to remain with the Company, and to provide a means by which the Company may attract qualified persons to serve as directors of the Company.


SECTION 1
ADMINISTRATION

	The Plan shall be administered by a committee (the "Committee") to consist of not less than two of the Company's directors who are not eligible to participate in the Plan. A majority of the Committee shall constitute a quorum at every meeting and the acts of the majority of the members at any meeting at which a quorum is present, or acts approved in writing by all the members of the Committee, shall be the acts of the Committee. The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall be deemed to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options granted under the Plan, shall be subject to the determination of the Committee, which shall be final and binding.

	Notwithstanding the above, the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to the stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as hereinafter provided and the Committee shall have no discretion as to such matters.


SECTION 2
SHARES AVAILABLE UNDER THE PLAN

	The aggregate number of shares which may be issued and as to which grants of stock options may be made under the plan is 400,000 shares of the Company's Common Stock, par value $.05 per share, (the "Common Stock"), but this number of shares may be adjusted to reflect, if deemed appropriate by the Committee, any stock dividend, any stock split, share combination, recapitalization or the like, of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-offered under the Plan.



SECTION 3
ELIGIBLE PARTICIPANTS

	Each person who is a member of the Company's Board of Directors and who is not, at the time of grant, an employee of the Company or any of its subsidiaries (a "Participant") shall automatically be an eligible participant under the Plan.


SECTION 4
GRANT OF STOCK OPTIONS

	a. Annual Retainer. On the third day following the day of the Company's Annual Meeting of Stockholders, each Participant shall automatically and without further action by the Board or the Committee be granted a "non-qualified stock option" (i.e., a stock option which does not qualify under Sections 422 or 423 of the Internal Revenue Code of 1986, as amended (the "Code")) to purchase 2,000 shares of common stock, subject to adjustment as set forth in Section 6. If the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each Participant to be granted an option for 2,000 shares (or the number of adjusted or substituted shares pursuant to Section 6), then each such Participant shall be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of such Participants, disregarding any fractions of a share.

	b. Regular and Special Meetings of the Board of Directors. On the third business day following the day of each regular quarterly meeting or special meeting of the Board of Directors at which a Participant is present in person or by telephone, such Participant shall automatically and without further action by the Board or the Committee be granted a "non-qualified stock option" to purchase 1,500 shares of Common Stock, subject to adjustment as set forth in Section 6. Additionally, on the third business day following the day of each regular quarterly meeting of the Board of Directors, the Chairman of the Company's Board of Directors (the "Chairman") shall automatically and without further action by the Board or the Committee be granted an additional "non-qualified stock option" to purchase 2,000 shares of Common Stock, subject to adjustment as set forth in Section 6. If the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each Participant to be granted an option for 1,500 shares and the Chairman to be granted an option for 2,000 shares (or the number of adjusted or substituted shares pursuant to Section 6) then each such Participant and the Chairman shall be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of such Participants plus the Chairman, disregarding any fractions of a share.

	c. Committee Meetings. On the third business day following the day of each regular quarterly meeting or special meeting of any committee of the Board of Directors on which a Participant serves and at which such Participant is present in person or by telephone, such Participant shall automatically and without further action by the Board or the Committee be granted a "non-qualified stock option" to purchase 1,000 shares of Common Stock, subject to adjustment as set forth in Section 6. If the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each such Participant to be granted an option for 1,000 shares (or the number of adjusted or substituted shares pursuant to Section 6) then each participant shall be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of such Participants, disregarding any fractions of a share.

	d. Special Assignments. In the event that any Participant shall be engaged by the Company or the Board of Directors in a consulting or similar capacity to provide services above and beyond the duties of the Participant as a Board or Committee member, then, upon approval by a majority of the other members of the full Board of Directors, such Participant shall be granted a "non-qualified stock option" as of the "date of completion" of the service to purchase the number of shares equal to the "value of the service" provided by such Participant divided by the fair market value per share of the Common Stock as of the "date of completion." For purposes of this section, the "date of completion" shall be the date on which the service is completed, as determined by a majority of the other members of the full Board, and the "value of the service" shall be the cash value of such services as determined by a majority of the other members of the full Board.


SECTION 5
TERMS AND CONDITIONS OF STOCK OPTIONS

	Stock options granted under the Plan shall be subject to the following terms and conditions:

	a. Exercise Price. The purchase price at which each stock option may be exercised (the "Exercise Price") shall be equal to the fair market value per share of the Common Stock on the date of grant. The fair market value of the Common Stock shall be the price per share of the Common Stock for the last reported sale on such date on the National Association of Securities Dealers Automated Quotation system or any successor system then in use ("NASDAQ").

	b. Payment of Exercise Price. The Exercise Price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order). No shares of Common Stock will be issued by the Company upon exercise of the stock option until the company has received payment of the Exercise Price in full. The date of exercise of a stock option shall be the date on which the Company has received payment of the option price in full and, as of the date of exercise, the person exercising the stock option shall be considered, for all purposes, to be the owner of the shares with respect to which the stock option has been exercised.

	c. Option Period. The option period will begin on the date that the option is granted. Each stock option shall be exercisable for ten years from the date of grant and not thereafter. A stock option to the extent exercisable at any time may be exercised in whole or in part.

	d. Termination of Board Membership. If a grantee ceases to be a director of the corporation for any reason, any outstanding stock options held by the grantee shall be exercisable according to the following provisions:

	(i) if a grantee ceases to be a director of the corporation for any reason other than removal for cause or death, any outstanding stock option held by such grantee shall be exercisable by the grantee at any time prior to the expiration date of such stock option;

	(ii) if a grantee is removed from office for cause, any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to removal shall terminate as of the date of removal, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to removal shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within one month after the date of removal of the grantee, whichever is the shorter period; and

	(iii) following the death of a grantee, any outstanding stock option held by the grantee at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration of such stock option.

	e. Option Agreement. All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Company by the President or the Chief Financial Officer and by the grantee.

	Subject to the foregoing provisions of this Section 5 and of the other provisions of the Plan, any stock option granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, and shall be determined in its discretion, by the Committee and set forth in the agreement referred to in Section 5(e) or an amendment thereto.


SECTION 6
ADJUSTMENT AND SUBSTITUTION OF SHARES

	If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock set forth in Section 4, the number of shares of the Common Stock then subject to any outstanding stock options or the number of shares of the Common Stock which may be issued under the Plan, but are not then subject to outstanding stock options on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the numbers of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such date.

	If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock set forth in Section 4, for each share of the Common Stock subject to any then outstanding stock option and for each share of the Common Stock which may be issued under the Plan, but which has not been subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

	In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 6, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

	If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, the Committee shall make any adjustments to any outstanding stock option which it determines are equitably required to prevent dilution or enlargements of the rights of grantees which would otherwise result from any such transaction.

	No adjustment or substitution provided for in this Section 6 shall require the Company to issue or sell a fraction of a share or other security.
 Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

	Except as provided in this Section 6, a grantee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock with any class, any subdivision or consolidation of any shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.



SECTION 7
EFFECT OF THE PLAN ON THE RIGHTS OF
THE COMPANY AND STOCKHOLDERS

	Nothing in the Plan, in any stock option granted under the Plan, or any stock option agreement shall confer any right to any person to continue as a director of the Company or interfere in any way with the rights of the stockholders of the Company or the Board of Directors to elect and remove directors.


SECTION 8
AMENDMENT AND TERMINATION

	The Plan may be amended or terminated by the Board without the approval of the stockholders of the Company, except that any amendment that would (a) materially increase the benefits accruing to Participants in the Plan, (b) materially increase the number of securities that may be issued under the Plan, or (c) materially modify the requirements of eligibility for participation in the Plan must be approved by the stockholders of the Company.


SECTION 9
EFFECTIVE DATE AND DURATION OF THE PLAN

	The Plan shall become effective upon approval by the affirmative vote of the holders of a majority of the common stock present in person or by proxy and entitled to vote at a duly called and convened meeting of such holders.
If such approval is obtained at the 1996 Annual Meeting of Stockholders, the Plan shall be effective on the date of such meeting.